                                                                   EXHIBIT 10.16


PHOENIX GROWTH CAPITAL CORP.               Norm Nelson
A Phoenix American Company                 Senior Vice President
================================================================================
February 9, 1996                           2401 Kerner Boulevard
                                           San Rafael, California 94901-5569
Mr. Martin W. Nibel                        (415)485-4569
Controller                                 (415)485-4663 FAX
Megabios Corp.
863-A Mitten Road
Burlingame, CA 94010

Dear Martin:

We are pleased to offer a second revised warrant based proposal for an
                          ------ ------- -------
equipment finance line under the following terms and conditions.

FACILITY
--------
     Loan and Security Agreement

PARTIES TO THE TRANSACTION
--------------------------

     1.   Borrower: Megabios Corp. ("Megabios")
          --------
     2.   Lender:  Phoenix Growth Capital Corp. ("PGCC"), its Affiliates or
          ------
                   Assigns

COLLATERAL
----------
     1.   Total Cost: Up to $2,700,000 (Up to $2,000,000 in collateral may be
          ----------
          financed through 3/31/97 with any short fall not to exceed $1.3M from the $2.OM plus $700,000 financed 4/1/97 through 3/31/98.)

     2.   Collateral Description: The equipment to be financed will include
          ----------------------
          standard biotech laboratory and test equipment, office equipment, and information systems as generally described on the "Megabios Corp. Forecast Capital Expenditures" list dated 8/25/95, and other equipment as approved by PGCC. Up to 15% of the utilized line may be comprised of soft costs (to include items normally excluded listed below).

          a.   Exclusions: Custom use equipment, installation and delivery
               ----------
               costs, purchase tax, tooling, software, leasehold improvements and items generally considered fungible or expendable.

          b.   Used Equipment: Lender will provide financing for acceptable used
               --------------
               equipment. Equipment purchased prior to 90 days before completion of loan documentation is subject to adequate depreciation allowances.

     3.   Deliveries: All equipment to be purchased by lender must be delivered
          ----------
          and accepted no later than March 31, 1998.

Mr. Martin W. Nibel
February 9, 1996
Page 2


     4.  Collateral Location:  Same as above.
         ---------- --------

  TRANSACTION STRUCTURE
  ----------- ---------

     The Lender will pay the Vendor or Borrower for the equipment, transferring title to the Borrower and take a first security interest in the equipment. A loan representing payment amounts and terms will be entered into with the borrower with schedules evidencing takedowns.

  TRANSACTION INFORMATION
  ----------- -----------

     1.  Base Term Commencement Date:  The Base Term will commence on
         ---- ---- ------------ ----
         the first of the month. If funding is other than the first of the month, commencement date will be the first of the following month.

     2.  Base Term(s):  The Base Term will be for 48 months from the Base Term
         ---- -------
         Commencement Date(s).

     3.  Delivery and Acceptance:  All equipment delivered and placed in service
         -------- --- ----------
         will be acknowledged and accepted by the Borrower per a written Acceptance Notice.

     4.  Financial Closing Date(s):  The equipment will be paid for by
         --------- ------- -------
         the Lender on a monthly basis in aggregate amounts not less than $50,000.

     5.  Interim Payment:  An interim term will run from the date each
         ------- -------
         equipment schedule is funded by the Borrower until the Base Term Commencement Date.

     6.  Rate Factors:
         ---- -------

         a)  48 months @ 2.446%, last payable in advance or
         b)  months 1-24 @ 2.0%, months 24-48 @ 3.0%, last payable in advance.

     7.  Rate Adjustment:  At the time of each funding, the Initial Rate Factor
         ---- ----------
         will be adjusted based on the change in yield, if any, for U.S. Treasury notes of comparable maturity. The Treasury Base Rate assumed for this proposal for 48 month Treasury notes is 5.90%. For each basis point change from the Treasury Base Rate, the rate implicit in the Rate Factor will be adjusted by one basis point and a new Rate Factor calculated. The Rate Factor application to each schedule will be calculated based on the Treasury Rate quoted in The Wall Street Journal
                                                         --- ---- ------ -------
         15 days before the Funding. In no event the implicit rate applicable to any Schedule will be no less than 8.85% (Plan A rate factor) and 9.00% (Plan B rate factor). Once determined, the Rate Factor for each Schedule will be fixed for the Initial Base Loan Term.

Mr. Martin W. Nibel
February 9, 1996
Page 3


     8.   Additional Interest. A recourse, supplemental additional interest
          -------------------
          section of the note is due and payable at the end of the term of the loan.

          Standard Equipment - The additional interest section shall be
          ------------------
          satisfied by either, (1) 12 monthly payments at 1.85% of original Total Cost or (2) a single variable payment equal to the then fair market value of the equipment, but not less than 10% nor more than 20% of the equipment's original Total Cost.

     9.   Casualty Values (Stipulated Loss Values): In the event the equipment
          ----------------------------------------
          is destroyed or otherwise rendered permanently unfit for service, and is not repaired or replaced by Borrower or its insurance carrier, the Borrower will pay a Casualty Value. The Casualty Values will be calculated at the outset of the transaction and will dictate the amount of the Borrower's casualty insurance coverage.

OTHER CONSIDERATIONS
--------------------

     1.   Net Transaction: The Loan will be net to the Lender. Borrower will be
          ---------------
          responsible for all expenses in connection with the equipment, including taxes (except taxes based on the income of the Lender), franchise taxes, charges in lieu of taxes, assessments, insurance premiums, all costs of operation, repair, maintenance and rebuilding, and all of the charges related to the equipment or its operation.

     2.   Transaction Expenses: Each party shall bear its own expenses,
          --------------------
          including fees and expenses of counsel and accountants, incurred in connection with the documentation and preparation of this loan transaction, except UCC and appraisal costs, which will be borne by Borrower. However, if this transaction is approved substantially as represented herein and not funded because Borrower (a) fails to execute final documents with Lender, (b) chooses not to use the committed loan amounts or (c) sustains a material adverse change in its financial condition, Lender shall retain the commitment fee as compensation for expenses.


     3.   Stock Warrants: Lender shall receive a Warrant to purchase that number
          --------------
          of shares of Borrower's Preferred stock equal to five and one-half percent (5 l/2%) of the total finance commitment divided by $1.2945. The exercise price of the warrant shall be $1.2945. The Warrant shall contain "piggyback", "S-3" and other registration rights in parity with equity investors (subject to Lender's review and approval of such rights) and protection against dilutive issuances.

Mr. Martin W. Nibel
February 9, 1996
Page 4


         The warrant shall be exercisable for the shorter of ten (10) years from the date of issuance or five (5) years after the initial public offering of Borrower's Series C Preferred stock. The Warrant may be exchanged without the payment or any additional consideration for stock based upon the value of the Warrant at the exchange, i.e., net issuance.

     4.  Additional Collateral:  None
         ---------- ----------
     5.  Commitment Fee:  To commence the due diligence process,
         ---------- ----
         Borrower shall pay to lender a commitment fee of $27,000. The fee shall be applied by Lender first to reimburse any Transaction Expenses shown above and then proportionately to the first payment due for each Schedule hereunder.

     6.  Financial Information:  Borrower must provide interim financial
         --------- -----------
         information, (balance sheet, income statement, funds flow and changes to projections) when available monthly after a commitment letter has been signed by both parties.

     7.  Prepayment Term:  The loan may not be voluntarily prepaid during the
         ---------- ----
         initial term.

     8.  Conditions Precedent:
         ---------- ---------

         a. No material adverse change in performance to plan.

 This transaction is subject to final approval by PGCC's Venture Business Committee and documentation agreeable to both parties. If you are in agreement with the foregoing, please sign and date one copy of this proposal letter and return it to my attention together with the commitment fee and required due diligence information listed on the attachment by February 16, 1996. Terms and conditions are subject to change after this date.

 Sincerely,                       ACKNOWLEDGED AND AGREED TO:
                                  By: /s/ Patrick Enright
 /s/ ^^^                              -----------------------
                                  Its: VP Fin. and BD
                                       ----------------------
                                  Date: 2-4-96
                                        ---------------------
              Please initial Rate Factor Plan Chosen A /s/ PE
                                                       ------
                                                     B
                                                       ------

                           DUE DILIGENCE INFORMATION
                            PHOENIX GROWTH CAPITAL

STEP 1.   INFORMATION NEEDED FOR PHOENIX TO PROVIDE A PROPOSAL:
          ----------------------------------------------------
1.   Collateral List

     Vendor, model number, description, cost. Include projected delivery schedule for equipment to be acquired and, for currently owned equipment to be financed by Phoenix, original cost and acquisition date.

2.   Financials

     Current cash position
     Balance Sheet and P&L (annual from inception and most recent month) Capitalization table by round, with date of funding, investors, amounts, number of shares and pricing


3.   Financial Projections (Balance sheet, P&L and funds flow)

     Current year (and prior year), monthly through funding period, plus quarterly or annual through cash breakeven

4.   Business Plan

     Market, product and financing strategy; resume of management; names of board members

STEP 2.   INFORMATION NEEDED FOR CREDIT REVIEW:
          ------------------------------------
          (After proposal letter signed and commitment fee received)

5. References (name, contact and telephone number - please authorize them to talk to Phoenix)

     Three largest equity investors
     Three largest customers (if none, three industry references)
     Bank - lending, if applicable, and depository
     Three largest trade
     Accounting firm

6.   Warrant

     If warrant applicable, provide Articles of Incorporation, shareholder rights agreement, and offering documents from most recent financing, and law firm contact name, address and phone number.

               PHOENIX WILL TREAT ALL MATERIALS AS CONFIDENTIAL

Recording Requested By
Asset Management Group
When Recorded Mail To:
MCCORD COMPANY
c/o PHOENIX LEASING INCORPORATED
2401 Kerner Boulevard
San Rafael, CA 94901
                                              Space Above This Line for Recorder
--------------------------------------------------------------------------------
                              REAL PROPERTY WAIVER

To:  PHOENIX LEASING INCORPORATED
     2401 Kerner Boulevard
     San Rafael, CA 94901
     Attention:  Asset Management

Re:  MEGABIOS CORP.
     Borrower

        As holder ("Holder") of an interest in the real property ("Real Property") described below, I (we) (1) acknowledge and consent to your agreement to finance and install on the Real Property the equipment (the "Equipment") financed pursuant to Senior Loan and Security Agreement dated April ____, 1996, and Senior Secured Promissory Note(s) thereto with Phoenix Leasing Incorporated,
(2) disclaim any ownership or other interest in subject Equipment and other Equipment that may be added from time to time, and (3) recognize your right to enter, and will permit you to enter upon the Real Property, but only for the purposes of inspecting or removing your Equipment.

This Real Property Waiver shall be binding upon the heirs, successors and assigns of Holder.

I (we), as Holder, am (are) the
(Please Check Appropriate Line Below):
___Beneficiary (Deed of Trust)  ___Mortgagee  _X_Landlord/Real Property Lessor
___Sublandlord/Real Property Sublessor   _X_Owner
with respect to the Real Property.

Signed,

/s/ Katrina Edwards, agent for E.S. Merriman & Sons, agent for Provident Life & Accident Insurance, Co.
--------------------------------------------------------
Full Legal Name of Holder


/s/ K. Edwards                  Property Manager                     4-23-96
-----------------------         ------------------------             ----------
Signature                       Title                                Date

Real Property located at:      863-A Mitten Road
                               Burlingame, CA  94010
                               County of San Mateo
                                         ---------------

Legal Description of Real Property (which can be taken from your title policy or deed of trust) is as follows: (A copy of the legal description may be attached.)

                            SEE ATTACHED EXHIBIT A






ACKNOWLEDGMENT OF A NOTARY PUBLIC:

                            ALL-PURPOSE CERTIFICATE
            (For use when agreement is executed in California)

State of California

County of San Mateo
          ------------

On 23rd of April 1996 before me William B. Dalton, Notary Public, personally
   ------------------           --------------------------------
appeared Katrina Edwards, personally known to me (or proved to me on the basis
         ---------------
of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ William B. Dalton                         (Seal)
          -----------------------------------

Attachment to Deed of Trust
dtd 8/15/95. consisting of one (1) page
MEGABIOS CORP.
Legal description



                                  "EXHIBIT A"

PARCEL ONE: 026-301-320; 024-403-410

Lots 28, 29, 30, 31 and a portion of Lots 27 and 32, Block 3 as shown on the Map entitled "EAST MILLSDALE INDUSTRIAL PARK UNIT NO. 2, BURLINGAME, SAN MATEO COUNTY, CALIFORNIA", filed in the Office of the County Recorder of San Mateo County on August 3, 1959 in Book 52 of Maps at Pages 4, 5 and 6, and a portion of Lots 13,14, 15, 16, 17, 18, Block 3 as shown on the Map entitled "EAST MILLSDALE INDUSTRIAL PARK UNIT NO.1, BURLINGAME, SAN MATEO COUNTY, CALIFORNIA", filed in the Office of the County Recorder of San Mateo County on January 23, 1959 in Book 50 of Maps at Pages 24 and 25, more particularly described as a whole as follows:

BEGINNING: at the point of intersection of the Southwesterly line of said Lot 18 with the Southeasterly line of Mitten Road, as shown on last mentioned Map; thence from said point of beginning along said Southwesterly line of Lot 18, South 50 degrees 41 feet 25 inches East 305.00 feet to a point distant thereon North 50 degrees 41 feet 25 inches West 105.00 feet from the Southerly corner of said Lot 18; thence leaving said Southwesterly line North 39 degrees 18 feet 35 inches East 363.00 feet; thence South 51 degrees 41 feet 25 inches East 105.00 feet to a point on common line between said subdivisions above mentioned; thence along said common line South 39 degrees 18 feet 35 inches West 338.00 feet; thence South 50 degrees 41 feet 25 inches East 235.00 feet to the Northwesterly line of Malcolm Road, as shown on the Map first above mentioned; thence along said Northwesterly line of Malcom Road, North 39 degrees 18 feet 35 inches East
315.00 feet to the Northeasterly line of said Lot 31: thence along said Northeasterly line North 50 degrees 41 feet 25 inches West 175.00 feet; thence leaving the last mentioned line North 39 degrees 18 feet 35 inches East 60.00 feet to the Northeasterly line of Lot 32; thence along the last mentioned line North 50 degrees 41 feet 25 inches West 60.00 feet to the common line between said Lots 32 and 13; thence along said common line South 39 degrees 18 feet 35 inches West 5.00 feet; thence leaving the last mentioned line North 50 degrees 41 feet 25 inches West 410.00 feet to the said Southeasterly line of Mitten Road; thence along the last mentioned line South 39 degrees 18 feet 35 inches West 395.00 feet to the point of beginning.

                  SENIOR LOAN AND SECURITY AGREEMENT NO. L0016

    THIS SENIOR LOAN AND SECURITY AGREEMENT No. L0016 (this "Security Agreement") is dated as of April 22, 1996 between Megabios Corp., a California corporation ("Borrower") and Phoenix Leasing Incorporated, a California corporation ("Lender").

                                    RECITALS

    A. Borrower desires to borrow from Lender in one or more borrowings an amount not to exceed $2,700,000.00 in the aggregate, and Lender desires to loan, subject to the terms and conditions herein set forth, such amount to Borrower. Such borrowings shall be evidenced by one or more Senior Secured Promissory Notes (each, a "Note" and collectively, the "Notes"), in the form attached hereto.

    B. As security for Borrower's obligations to Lender under this Security Agreement, the Notes and any other agreement between Borrower and Lender executed in connection with this Security Agreement, Borrower will grant to Lender hereunder a first perfected security interest in certain of its equipment, machinery and fixtures, to the extent that such equipment, machinery, and fixtures are financed under this Security Agreement and listed in Schedule 1 to a Note, including but not limited to equipment generally described as a biotech laboratory and test equipment, office equipment, and information system described on "Megabios Corp. Forecast Capital Expenditures," now owned by Borrower and all substitutions and replacements of and additions, improvements, accessions and accumulations to said equipment, machinery and fixtures, together with all rents, issues, income, profits and proceeds therefrom including the items described in Schedule 1 attached to each Note (collectively, to the extent listed in Schedule 1 to a Note, the "Collateral"). In addition to the foregoing Collateral, under certain circumstances Borrower's obligations to Lender may also be secured by certain "Additional Collateral" as provided below, which Additional Collateral shall not include Megabios technology licenses and intellectual property, in which case the term "Collateral" shall include such Additional Collateral.

    NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

SECTION 1.  THE LOANS.
            ---------

          (a) General Terms.   Subject to the terms and conditions of this
              -------------
Security Agreement, Lender hereby agrees to make one or more senior secured loans (each, a "Loan" and collectively, the "Loans") to Borrower, subject to the following conditions: (i) each Loan shall be evidenced by a Note; (ii) the total principal amount of the Loans shall not exceed $2,700,000.00 (to be utilized by Borrower as described in Section 1(c)) in the aggregate (the "Commitment") of which amount Borrower may apply to softcosts including, but not limited to software, leasehold improvements, installation and delivery costs with an aggregate cost not exceeding an amount equal to 15% of the Commitment; (iii) at the time of each Loan, no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default shall have occurred and be continuing, as reasonably determined by Lender, and certified by Borrower; (iv) the amount of each Loan shall be at least $50,000.00 except for a final Loan which may be less than $50,000.00; (v) Lender shall fund Loans hereunder from the date of this Agreement through March 31, 1997 ("First Commitment Period") and April 1, 1997 through March 31, 1998 ("Second Commitment Period") (as described in Section 1(c) herein); (vi) for each Loan, Borrower shall present to Lender a list of proposed Collateral for approval by Lender in its reasonable discretion; (vii) for each Loan, Borrower shall have provided Lender with each of the closing documents described in Exhibit A hereto (which documents shall be in form and substance reasonably acceptable to Lender); (viii) Borrower is performing substantially according to its 1996 business plan referred to as "Summary Cash Flow Forecasts Fiscal 1996" dated February 22, 1996 for fundings through June 30, 1996 and for all fundings scheduled from July 1, 1996 to June 30, 1997, Lessee's 1997 Business Plan referred to as "Summary Cash Flow Forecast Fiscal 1997" dated April 5, 1996 and fundings after June 30, 1997 Lender's receipt and acceptance of Lessee's 1997-1998 Forecast Plan in form and substance reasonably acceptable to Lender (the "Business Plans") as may be amended from time to time in form and substance acceptable to Lender; (ix) there shall be no material adverse change in Borrower's condition, financial or otherwise, as reasonably determined by Lender, and Borrower so certifies, from (yy) the date of the most recent financial statements delivered by Borrower to Lender to (zz) the date of the proposed Loan; (x) Borrower shall use the proceeds of all Loans hereunder for working capital; (xi) at the time of each loan, Borrower has reimbursed Lender for all UCC filing and search costs and appraisal fees; (xii) all Collateral has been marked and labeled by Lender or Lender's agent; and
(xiii) Lender has received in form and substance acceptable to Lender: (a) Borrower's interim financial statements signed by a financial officer of Borrower; (b) hardcopy evidence of Borrower's $3,600,000.00 cash position as of January 31, 1996; and (d) complete copies of the Borrower's audit reports for its most recent fiscal year, which shall include at least the Borrower's balance sheet as of the close of such year, and the Borrower's statement of income and retained earnings and of changes in financial position for such year, prepared on a consolidated basis and certified by independent public accountants. Such certificate shall not be qualified or limited because of restricted or limited examination by such accountant of any material portion of the company's records. Such reports shall be prepared in accordance with generally accepted accounting principles and practices consistently applied ("GAAP").

          (b) The Notes.  Each Loan shall be evidenced by a Note in the form of
              ---------
Exhibit C. Each Note shall bear interest and be payable and prepayable at the times and in the manner provided therein. Following payment of the Indebtedness related to each Note, Lender shall return such Note, marked "canceled," to Borrower.

          (c) Subject to the terms and conditions of this Security Agreement, Borrower and Lender agree that the total Commitment of $2,700,000.00 will be funded by Lender during the First and Second Commitment Periods as follows:

              (i) during the First Commitment Period, an amount equal to $2,000,000.00 of the Commitment with no more than $1,300,000.00 of any unutilized Commitment carried forward to the Second Commitment Period; and

              (ii) during the Second Commitment Period, such unutilized Commitment from the First Commitment Period, if any, and an additional amount equal to $700,000.00. [BORROWER ACKNOWLEDGES THAT (i) IN THE EVENT LESS THAN $700,000.00 OF LOANS ARE MADE BY LENDER DURING THE FIRST COMMITMENT PERIOD, THE TOTAL PRINCIPAL AMOUNT OF ALL LOANS LENDER IS OBLIGATED TO MAKE HEREUNDER WILL BE LESS THAN $2,700,000.00, AND (ii) THE MAXIMUM AMOUNT LENDER IS OBLIGATED TO FUND IN EACH COMMITMENT PERIOD SHALL NOT EXCEED $2,000,000. IN ALL EVENTS, LENDER WILL HAVE NO OBLIGATION TO FUND ANY LOANS AFTER MARCH 31, 1998.]

SECTION 2.  SECURITY INTERESTS.
            ------------------

          (a) Borrower hereby grants to Lender a first security interest in all Collateral subject only to Permitted Liens (as defined in Exhibit D).

          (b) This Security Agreement secures (i) the payment of the principal of and interest on the Notes and all other sums due thereunder and under this Security Agreement

(the "Indebtedness") and (ii) the performance by Borrower of all of its other covenants now or hereafter existing under the Notes and this Security Agreement (the "Obligations").

SECTION 3.  BORROWER'S REPRESENTATIONS AND WARRANTIES.
            -----------------------------------------

    Borrower represents and warrants that (a) it is a corporation in good standing under the laws of the state of its incorporation, and duly qualified to do business in each state where necessary to carry on its present business and operations, including the jurisdiction(s) where the Collateral will be located except where failure to qualify would not have a material adverse effect on Borrower's business; (b) it has full authority to execute and deliver this Security Agreement and the Notes and perform the terms hereof and thereof, and this Security Agreement and the Notes have been duly authorized, executed and delivered and constitute valid and binding obligations of Borrower enforceable in accordance with their terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of Borrower); (c) the execution and delivery of this Security Agreement and the Notes will not contravene any law, regulation or judgment affecting Borrower or result in any breach of any agreement or other instrument binding on Borrower;
(d) no consent of Borrower's shareholders or holder of any indebtedness, or filing with, or approval of, any governmental agency or commission, which has not already been obtained or performed, as appropriate, is a condition to the performance of the terms of this Security Agreement or the Notes; (e) there is no action or proceeding pending or threatened against Borrower before any court or administrative agency which might have a materially adverse effect on the business, financial condition or operations of Borrower; (f) subject to Permitted Liens, Borrower owns and will keep all of the Collateral free and clear of all liens, claims and encumbrances, and, except for this Security Agreement, there is no deed of trust, mortgage, security agreement or other third party interest against any of the Collateral; (g) Borrower has good and marketable title to the Collateral; (h) all Collateral has been received, installed and is ready for use and is satisfactory in all respects for the purposes of this Security Agreement; (i) subject to Permitted Liens, the Collateral is, and will remain at all times under applicable law, removable personal property, which is free and clear of any lien or encumbrance except in favor of Lender, notwithstanding the manner in which the Collateral may be attached to any real property; (j) all credit and financial information submitted to Lender herewith or at any other time is and will at the time given be true and correct, provided that any unaudited financial statements do not contain the notes required by GAAP and are subject to normal recurring year-end adjustments that are not in the aggregate material; and (k) subject to Permitted Liens, the security interest granted to Lender hereunder is a perfected first security interest.

SECTION 4.  METHOD AND PLACE OF PAYMENT.
            ---------------------------

    Borrower shall pay to Lender, at its office at the address specified in the Notes, or such other address as Lender specifies in writing, all amounts payable to it in respect of the principal of or interest on the Notes.

SECTION 5.  AFFIRMATIVE COVENANTS REGARDING THE COLLATERAL.
            ----------------------------------------------

    Borrower covenants and agrees that so long as any portion of the Indebtedness is unpaid and as long as any of the Obligations are outstanding it will comply with the following covenants:

    (a) Location; Inspection.  All of the Collateral shall be located at the
        --------------------
address (the "Collateral Location") shown on the Schedule 1 to each Note and shall not be moved without Lender's prior written consent which shall not be unreasonably withheld. All of the records regarding the Collateral shall be located at 863-A Mitten Road, Burlingame, California 94010. Lender shall have the right to inspect Collateral, including records relating thereto, and Borrower's books and records at any time (upon reasonable notification) during regular business hours, such books and records to be maintained in accordance with generally accepted accounting principles. Borrower shall be responsible for all labor, material and freight charges incurred in connection with any removal or relocation of Collateral which is requested by Borrower and consented to by Lender, as well as for any charges due to the installation or moving of the Collateral. Payments under the Notes and under this Security Agreement shall continue during any period in which the Collateral is in transit during a relocation. Lender or its agent shall mark and label Collateral, which labels (to be provided by Lender) shall state that such Collateral is subject to a security interest of Lender, and Borrower shall keep such labels on the Collateral as so labeled.

    (b) Collateral Maintenance.  Borrower will reasonably permit Lender to
        ----------------------
inspect such item of Collateral and its maintenance records. Borrower will at its sole expense comply with all applicable laws, rules, regulations, requirements and orders with respect to the use, maintenance, repair, condition, storage and operation of each item of Collateral. Except as required herein, Borrower will not make any addition or improvement to any item of Collateral that is not readily removable without causing material damage to any item or impairing its original value or utility. Any addition or improvement that is so required or cannot be so removed will immediately become Collateral of Lender.

    (c) Service and Repair.   With respect to computer equipment, other than
        ------------------
personal computers, Borrower has entered into, and will maintain in effect, vendor's standard maintenance contract or another contract satisfactory to Lender for a period equal to the term of each Loan and extensions thereto which provides for the maintenance of the Collateral in good condition and working order and repairs and replacement of parts thereof, all in accordance with the terms of such maintenance contract. Borrower shall have that Collateral certified for the vendor's standard maintenance agreement before Lender acquires any interest in the Collateral as provided in this Security Agreement. With respect to any other Collateral, Borrower will at its sole expense maintain and service and repair any damage to each item of Collateral in a manner consistent with prudent industry practice and Borrower's own practice so that such item of Collateral is at all times (i) in the same condition as when delivered to Borrower, except for ordinary wear and tear, and (ii) in good operating order for the function intended by its manufacturer's warranties and recommendations.

    (d) Loss or Damage.   Borrower assumes the entire risk of loss to the
        --------------
Collateral through use, operation or otherwise. Borrower hereby indemnifies and holds harmless Lender from and against all claims, loss of Loan payments, costs, damages, and expenses relating to or resulting from any loss, damage or destruction of the Collateral, any such occurrence being hereinafter called a "Casualty Occurrence." Following a Casualty Occurrence, Borrower shall, on the first day payment is due on each Note following the Casualty Occurrence or, if there is no such payment date, thirty (30) days after such

Casualty Occurrence, pay to Lender an amount equal to the Balance Due (as defined below) for each item of Collateral. The Balance Due for each item is the sum of: (i) all amounts for each item which may be then due or accrued to the payment date, plus (ii) as of such payment date, an amount equal to the product of the fraction specified below times the sum of all remaining payments under the respective Note, including the amount of any mandatory or optional payment required or permitted to be paid by Borrower to Lender at the maturity of the Note which sum shall be discounted to present value as of the payment date at the rate of six percent (6%) per annum. The numerator of the fraction shall be the Collateral Value (as set forth on the applicable schedule) of the item and the denominator shall be the aggregate Collateral Value of all items under the Note. Upon the making of such payments, Lender shall release such item of Collateral from its lien hereunder.

        Notwithstanding the above, within thirty (30) days following a Casualty Occurrence, Borrower may replace any item of Collateral which has suffered a Casualty Occurrence with Collateral acceptable to Lender in its reasonable discretion and, in such event, the provisions of the previous
paragraph shall not apply.   Borrower's tender of such Collateral shall
constitute a representation and warranty that it is free of all liens, claims and encumbrances other than Permitted Liens, and otherwise qualifies as
Collateral under this Security Agreement.   Following such tender, Lender shall
have a first security interest in such Collateral subject only to Permitted
Liens.

    (e) Insurance.  Borrower at its expense shall keep the Collateral insured
        ---------
against all risk for the value of the Collateral and in no event for less than the amount payable following a Casualty Occurrence (as provided in Section
5(d)).   Such insurance shall provide for (i) property damage insurance naming
Lender or any assignee (of which Borrower has received notice) as loss payee as its interest may appear and (ii) comprehensive general liability coverage naming Lender as an additional insured or any assignee (of which Borrower has received notice) in an amount not less than $5,000,000. Borrower will provide Lender and any assignee (of which Borrower has received notice) of Lender with a certificate of insurance from the insurer evidencing Lender's or such assignee's
interest in the policy of insurance.   Such insurance shall cover any Casualty
Occurrence to any unit of Collateral. Notwithstanding anything in Section 5(d) or this Section 5(e) to the contrary, this Security Agreement and Borrower's obligations hereunder shall remain in full force and effect with respect to any unit of Collateral which is not subject to a Casualty Occurrence.

SECTION 6.  MISCELLANEOUS AFFIRMATIVE COVENANTS.
            -----------------------------------

    So long as any portion of the Indebtedness is unpaid and as long as any of the Obligations are outstanding Borrower will:

        (a) duly pay all governmental taxes and assessments at the time they become due and payable unless Borrower is contesting the payment of such amounts in good faith by appropriate proceedings;

        (b) comply  with  all  material  applicable  governmental  laws,   rules
and regulations;

        (c) maintain Lender's security interest in the Collateral as a first and prior perfected security interest subject only to Permitted Liens;

        (d) furnish Lender with its annual audited financial statements within ninety (90) days following the end of Borrower's fiscal year, and within twenty
(20) days of the end of each month a financial statement for that month prepared by Borrower, including all financial information given to Borrower's Board of Directors, and including an income statement and balance sheet, all of which shall be certified by an officer of Borrower as true and correct and shall be prepared in accordance with generally accepted accounting principles consistently applied, and such other information as Lender may reasonably request;

        (e) promptly (but in no event more than five (5) business days after the occurrence of such event) notify Lender of any material adverse change in Borrower's condition during the commitment period and of the occurrence of any Event of Default; and

        (f) take all steps deemed by Lender reasonable or advisable to validate or perfect the security interest of Lender in the Collateral.

SECTION 7.  INDEMNITIES.
            -----------

    (a) General.   Borrower will protect, indemnify and save harmless Lender
        -------
and any assignees on an after-tax basis from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Lender or any assignee of Lender by Borrower or any third party by reason of the occurrence or existence (or alleged occurrence or existence) of any act or event relating to or caused by any portion of the Collateral, or its purchase, acceptance, possession, use, maintenance or transportation, including without limitation, consequential or special damages of any kind, any failure on the part of Borrower to perform or comply with any of the terms of this Security Agreement or the Notes, claims for latent or other defects, claims for patent, trademark or copyright infringement and claims for personal injury, death or property damage, including those based on Lender's negligence or strict liability in tort and excluding only those based on Lender's gross negligence or willful misconduct. In the event that any action, suit or proceeding is brought against Lender by reason of any such occurrence, Borrower, upon Lender's request, will, at Borrower's expense, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by Lender and reasonably acceptable to Borrower.

    (b) Tax Indemnity.  Borrower agrees to reimburse Lender (or pay directly if
        -------------
instructed by Lender) and any assignee of Lender for, and to indemnify and hold Lender and any assignee harmless from, all fees (including, but not limited to, license, documentation, recording and registration fees), and all sales, use, gross receipts, personal property, occupational, value added or other taxes, levies, imposts, duties, assessments, charges, or withholdings of any nature whatsoever, together with any penalties, fines, additions to tax, or interest thereon (the foregoing collectively "Impositions"), except same as may be attributable to Lender's income, arising at any time prior to or during the term of any Notes or of this Security Agreement, or upon termination or early termination of this Security Agreement and levied or imposed upon Lender directly or otherwise by any Federal, state or local government in the United States or by any foreign country or foreign or international taxing authority upon or with respect to (i) the Collateral, (ii) the exportation, importation, registration, purchase, ownership, delivery, leasing, possession, use, operation, storage, maintenance, repair, return, sale, transfer of title, or other disposition thereof, (iii) the rentals, receipts, or earnings arising from the Collateral, or any disposition of the rights to such rentals, receipts, or earnings, (iv) any payment pursuant to this Security Agreement or the Notes, or
(v) this Security Agreement, the Notes or any transaction or any part hereof or thereof.

    (c)  Survivability.   Borrower's obligations under this Section 7 shall
         -------------
survive the payment in full of all the Indebtedness and the performance of all Obligations with respect to acts or events occurring or alleged to have occurred prior to the payment in full of all the Indebtedness and the performance of all Obligations.

SECTION 8.  RELEASE OF LIENS.
            ----------------

    Upon payment of all of the Indebtedness and performance of all of the Obligations, Lender shall execute UCC termination statements and such other documents as Borrower shall reasonably require to evidence the release of Lender's lien relating to the Collateral.

SECTION 9.  ASSIGNMENT.
            ----------

    WITHOUT LENDER'S PRIOR WRITTEN CONSENT WHICH SHALL NOT BE UNREASONABLY WITHHELD, BORROWER SHALL NOT (a) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS SECURITY AGREEMENT, ANY COLLATERAL, OR ANY INTEREST THEREIN, (b) LEASE OR LEND COLLATERAL OR PERMIT IT TO BE USED BY ANYONE OTHER THAN BORROWER OR BORROWER'S EMPLOYEES OR (c) MERGE INTO, CONSOLIDATE WITH OR CONVEY OR TRANSFER ITS PROPERTIES SUBSTANTIALLY AS AN ENTIRETY TO ANY OTHER PERSON OR ENTITY; provided, however, that no consent shall be required in connection with a merger, consolidation or transfer in which the survivor or acquiring party has a net worth at least as great as the net worth of Borrower as of the date of this Security Agreement. Lender may assign any of the Notes, this Security Agreement or its security interest in any or all Collateral, or any or all of the above, in whole or in part to one or more assignees or secured parties without notice to Borrower; provided that notwithstanding any assignment by Lender, Lender shall not be relieved of its duties and obligations hereunder. If Borrower is given notice of such assignment it agrees to acknowledge receipt thereof in writing and Borrower shall execute such additional
documentation as Lender's assignee shall reasonably require.   Each such
assignee and/or secured party shall have all of the rights, but (except as provided in Section 9 hereof) none of the obligations, of Lender under this Security Agreement, unless it expressly agrees to assume such obligations in writing. Borrower shall not assert against any assignee and/or secured party any defense, counterclaim or offset that Borrower may have against Lender. Notwithstanding any such assignment, and providing no Event of Default has occurred and is continuing, Lender, or its assignees, secured parties, or their agents or assigns, shall not interfere with Borrower's right to quietly enjoy use of Collateral subject to the terms and conditions of this Security Agreement. Subject to the foregoing, the Notes and this Security Agreement shall inure to the benefit of, and are binding upon, the successors and assignees of the parties hereto.

SECTION 10.  DEFAULT.
             -------

    (a) Events of Default.  Any of the following events or conditions shall
        -----------------
constitute an "Event of Default" hereunder:   (i) Borrower's failure to pay any
monies due to Lender hereunder or under any Note beyond the fifth (5th) day after the same is due; (ii) Borrower's failure to comply with its obligations under Section 5(e) or Section 9; (iii) any representation or warranty of Borrower made in this Security Agreement or the Notes or in any other agreement, statement or certificate furnished to Lender in connection with this Security Agreement or the Notes shall prove to have been incorrect in any material respect when made or given; (iv) Borrower's failure to comply with or perform any material term, covenant or condition of this Security Agreement or any Note or under any lease of real property covering the location of the Equipment if such failure to comply or perform is not cured by Borrower within thirty (30) days after Borrower knows of the noncompliance or nonperformance or notice from Lender; (v) seizure of any of the Collateral under legal process; (vi) the filing by or against Borrower of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors provided that in the case of an involuntary proceeding, such proceeding is not dismissed within sixty (60) days after commencement; (vii) the voluntary or involuntary making of an assignment of a substantial portion of its assets by Borrower for the benefit of its creditors, the appointment of a receiver or trustee for Borrower or for any of Borrower's assets, the institution by or against Borrower of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Borrower provided that in the case of all such involuntary proceedings, same are not dismissed within sixty (60) days after commencement; (viii) the making by Borrower of a transfer of all or a material portion of Borrower's assets or inventory not in the ordinary course of business.

    (b) Remedies.  If any Event of Default has occurred and is continuing,
        --------
Lender may in its sole discretion exercise one or more of the following remedies with respect to any or all of the Collateral: (i) declare due any or all of the aggregate sum of all remaining payments under the Notes, including the amount of any mandatory or optional payment required or permitted to be paid by Borrower to Lender at the maturity of the Notes which sum shall be discounted to present value as of the payment date at the rate of six percent (6%) per annum ("Remaining Payments"); (ii) proceed by court action to enforce Borrower's performance of the Notes and this Security Agreement or to recover all reasonable damages and expenses incurred by Lender by reason of an Event of Default; (iii) without court order or prior demand, enter upon the premises where the Collateral is located and take immediate possession of and remove it without liability of Lender to Borrower; (iv) terminate this Security Agreement and sell the Collateral at public or private sale, or otherwise dispose of, hold, use or lease any or all of the Collateral; or (v) exercise any other right or remedy available to it under applicable law. If Lender has declared due any or all of the Remaining Payments, Borrower will pay immediately to Lender (a) the Remaining Payments, (b) all amounts which may be then due or accrued, and
(c) all other amounts due under this Security Agreement and under the Notes (Lender's Return, as referred to below, means the amounts described in clauses
(a), (b) and (c) above). The net proceeds of any sale or lease of such Collateral will be credited against Lender's Return. The net proceeds of a sale of the Collateral pursuant to this Section 11(b) is defined as the sales price of the Collateral less reasonable selling expenses, including, without limitation, costs of remarketing the Collateral and all refurbishing costs and
commissions paid with respect to such remarketing.   The net proceeds of a lease
of the Collateral pursuant to this Section 11(b) is defined as the amount equal to the rental payments due under such lease (discounted at a rate per annum equal to the discount rate for 13-week Treasury Bills as of the date on which Lender notifies Borrower that this Security Agreement is terminated (the "Termination Date") (as such rate is reported in the Money Rates column in the Wall Street Journal) or the Termination Date or, if the Wall Street Journal is
-------------------                                     -------------------
not published on such date or the next date after the Termination Date that the Wall Street Journal is published (the "Discount Rate")) plus the residual value
-------------------
of the Collateral at the end of the basic term of such lease, as reasonably determined by Lender, and discounted at the Discount Rate.

        Borrower agrees to pay all reasonable out-of-pocket costs of Lender incurred in enforcement of this Security Agreement, the Notes or any instrument or agreement required under this Security Agreement, including, but not limited to reasonable, outside counsel legal fees and litigation expenses and fees of collection agencies ("Remedy Expenses"). At Lender's request, Borrower shall assemble the Collateral and make it available to Lender at such time and location within the United States as Lender may designate not to exceed 100 miles from Lender's principal place of business. Borrower waives, to the extent permitted by law, the right to repurchase any Collateral following the sale or the disposition of the Collateral by Lender.

        Declaration that any or all amounts under this Security Agreement and/or the Notes are immediately due and payable shall not terminate this Security Agreement or any of the Notes unless Lender so notifies Borrower in writing. Notwithstanding Section 11 herein, any amount required to be paid under this section shall accrue interest at a rate of 20% per annum or the highest rate of interest permitted by applicable law, whichever is less, accruing from the date the amounts are payable hereunder until such amounts are paid. All such remedies are cumulative and may be enforced separately or concurrently.


    (c) Application of Proceeds.   The proceeds of any sale of all or any part
        -----------------------
of the Collateral and the proceeds of any remedy afforded to Lender by this Security Agreement shall be paid to and applied as follows:

        First, to the payment of reasonable costs and expenses of suit or
        -----
foreclosure, if any, and of the sale, if any, including, without limitation, refurbishing costs, costs of remarketing and commissions related to remarketing, all Remedy Expenses, all reasonable expenses, liabilities and advances incurred or made pursuant to this Security Agreement or any Note by Lender in connection with foreclosure, suit, sale or enforcement of this Security Agreement or the Notes, and taxes, assessments or liens superior to Lender's security interest granted by this Security Agreement;

        Second, to the payment of all other amounts not described in item Third
        ------                                                            -----
below due under this Security Agreement and all Notes;

        Third,  to pay Lender an amount equal to Lender's Return, to the extent
        -----
not previously paid by Borrower; and

        Fourth, to the payment of any surplus to Borrower or to whomever may
        ------
lawfully be entitled to receive it.

    (d) Effect of Delay; Waiver; Foreclosure on Collateral.   No delay or
        --------------------------------------------------
omission of Lender, in exercising any right or power arising from any Event of Default shall prevent Lender from exercising that right or power if the Event of Default continues. No waiver of an Event of Default, whether full or partial, by Lender or such holder shall be taken to extend to any subsequent Event of Default, or to impair the rights of Lender in respect of any damages suffered as a result of the Event of Default. The giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment or discharge of the Indebtedness and performance of the Obligations shall in no way operate to prejudice, waive or affect the security interest created by this Security Agreement or any rights, powers or remedies exercised hereunder or thereunder. Lender shall not be required first to foreclose on the Collateral prior to bringing an action against Borrower for sums owed to Lender under this Security Agreement or under any Note.

SECTION 11.  LATE PAYMENTS.
             -------------

        Borrower shall pay Lender an amount equal to the greater of 10% of all amounts owed Lender by Borrower which are not paid within five (5) days of the date when due or $100, but in no event an amount greater than the highest rate permitted by applicable law. If such amounts have not been received by Lender at Lender's place of business or by Lender's designated agent within five (5) days of the date amounts are due under this Security Agreement or the Notes, Lender shall bill Borrower for such charges. Borrower acknowledges that invoices for amounts due hereunder or under the Notes are sent by Lender for Borrower's
convenience only.   Borrower's non-receipt of an invoice will not relieve
Borrower of its obligation to make payments hereunder or under the Notes.

SECTION 12.  PAYMENTS BY LENDER.
             ------------------

        If Borrower shall fail to make any payment or perform any act required hereunder (including, but not limited to, maintenance of any insurance required by Section 5(e)), then Lender may, but shall not be required to, after such notice to Borrower as is reasonable under the circumstances, make such payment or perform such act with the same effect as if made or performed by Borrower. Borrower will upon demand reimburse Lender for all reasonable sums paid and all reasonable costs and expenses incurred in connection with the performance of any such act.

SECTION 13.  FINANCING STATEMENTS.
             --------------------

    Borrower will execute all financing statements pursuant to the Uniform Commercial Code and all such other documents reasonably requested by Lender to perfect Lender's security interests hereunder. Borrower authorizes Lender to file financing statements signed only by Lender (where such authorization is permitted by law) at all places where Lender deems necessary.

SECTION 14.  NATURE OF TRANSACTION.
             ---------------------

    Lender makes no representation whatsoever, express or implied, concerning the legal character of the transaction evidenced hereby, for tax or any other purpose.

SECTION 15.  SUSPENSION OF LENDER'S OBLIGATIONS.
             ----------------------------------

    The obligations of Lender hereunder will be suspended to the extent that Lender is hindered or prevented from complying therewith because of labor disturbances, including but not limited to strikes and lockouts, acts of God, fires, floods, storms, accidents, industrial unrest, strike, acts of war, insurrection, riot or civil disorder, any order, decree, law or governmental regulations or interference, or any cause whatsoever not within the sole and exclusive control of Lender.

SECTION 16.  STOCK WARRANT.
             -------------

    Borrower agrees that it will issue to Lender upon execution of this Loan a Warrant in the form of the Warrant Agreement attached hereto as Exhibit B. Borrower and Lender agree that the value of the Warrant hereunder is ten dollars ($10.00).

SECTION 17.  COMMITMENT FEE.
             --------------

    Borrower has paid to Lender a commitment fee ("Fee") of $27,000.00. The Fee shall be applied by Lender first to reimburse Lender for all out-of-pocket UCC and other search costs, and all appraisal fees incurred by Lender, and then proportionally to the first monthly payment for each Note hereunder in the proportion that the Collateral Value for such Note bears to Lender's entire commitment. However, the portion of the Fee which is not applied to such monthly payments shall be non-refundable.

SECTION 18.  MISCELLANEOUS.
             -------------

    (a) Borrower shall provide Lender with such corporate resolutions, financial statements, and other documents as Lender shall reasonably request from time to time. (b) Borrower represents that the Collateral hereunder is used solely for business purposes. (c) Time is of the essence with respect to this Security Agreement. (d) All notices hereunder shall be in writing, sent by registered or certified mail, return receipt requested or by reliable messenger or delivery service, and shall be directed, as the case may be, to Lender at 2401 Kerner Boulevard, San Rafael, California 94901, Attention: Lease Administration and to Borrower at Megabios Corp., 863-A Mitten Road, Burlingame, California 94010, Attention: Martin Nibel, Controller. Such notices shall be effective on receipt if delivered personally, five days after dispatch if mailed and one business day after dispatch if sent by courier service. (e) Borrower acknowledges that Borrower has read this Security Agreement and the Notes, understands them and agrees to be bound by their terms and further agrees that this Security Agreement and the Notes constitute the entire agreement between Lender and Borrower with respect to the subject matter hereof and supersede all previous agreements, promises, or representations. (f) This Security Agreement and the Notes may not be changed, altered or modified except by an instrument signed by an officer or authorized representative of Lender and Borrower. (g) Any failure of Lender to require strict performance by Borrower or any waiver by Lender of any provision herein or in a Note shall not be construed as a consent or waiver of any other breach of the same or any other provision. (h) If any provision of this Security Agreement or a Note is held invalid, such invalidity shall not affect any other provisions hereof or thereof. (i) The obligations of Borrower to pay the Indebtedness and perform the Obligations shall survive the expiration or earlier termination of this Security Agreement or the Notes until all Obligations of Borrower to Lender have been met and all liabilities of Borrower to Lender and any assignee have been paid in full. (j) Borrower will notify Lender at least 30 days before changing its name, principal place of business or chief executive office. (k) Borrower will, at its expense, promptly execute and deliver to Lender such documents and assurances (including financing statements) and take such further action as Lender may reasonably request in order to carry out the intent of this Security Agreement and Lender's rights and remedies. (1) Borrower hereby appoints Lender (and each of Lender's officers, employees or agents designated by Lender), with full power of substitution by Lender, as Borrower's attorney, with power to execute and deliver on Borrower's behalf financing statements and other documents necessary to perfect and/or give notice of Lender's security interest in any of the Collateral.

SECTION 19.  ADJUSTMENT OF INITIAL LOAN RATE FACTOR.
             --------------------------------------

    For each Note funded, Borrower and Lender agree that the initial payment rate factor of 2.00% ("the Initial Payment Rate Factor"), will be adjusted based on the Four Year Treasury Note Rate existing on the business day which is fifteen (15) days preceding the funding date for each Note, as quoted in the Wall Street Journal (the "Funding Treasury Note Rate"). Lessee and Lessor agree that for each basis point that the Funding Treasury Note Rate is greater than an assumed base Treasury Note Rate of 5.90%, the Initial Rate Factor for the applicable Note shall be adjusted as set forth in the table on Exhibit B hereto and shall remain constant, provided, however, Lessor and Lessee agree that in no event shall the Initial Rate Factor be adjusted to be less than 2.00% for months 1 - 24, and not less than 3.00% for months 25 - 48 for any Note.

SECTION 20.  JURISDICTION AND WAIVER OF JURY TRIAL.
             -------------------------------------

    This Security Agreement and the Notes shall be governed by and construed under the laws of the State of California, excluding principles of conflicts of laws. It is agreed that exclusive jurisdiction and venue for any legal action between the parties arising out of or relating to this Security Agreement or a Note shall be in the Superior Court for Marin County, California, or, in cases where federal diversity jurisdiction is available, in the United States District Court for the Northern District of California situated in

San Francisco. BORROWER, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS SECURITY AGREEMENT, ANY NOTE, ANY SECURITY DOCUMENTS, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

IN WITNESS WHEREOF, Borrower and Lender have caused this Security Agreement to be executed as of the date and year first above written.


MEGABIOS CORP.                    PHOENIX LEASING INCORPORATED
-----------------------------     -----------------------------------------
BORROWER                          LENDER


By:  Patrick Enright              By:   /s/ Norm Nelson
   --------------------------         -------------------------------------
Its: V.P. Finance and Business    Its: V.P.
     Development
    -------------------------          ------------------------------------

Headquarters Location:
863-A Mitten Road
Burlingame, CA  94010
County of San Mateo
          ---------

EXHIBITS AND SCHEDULES:

Exhibit A  --   Closing Memorandum
Exhibit B  --   Warrant
Exhibit C  --   Note
Exhibit D  --   Permitted Liens

                                                            EXHIBIT A to
                                             SENIOR LOAN AND SECURITY AGREEMENT

                               CLOSING MEMORANDUM
                               ------------------

1.*  Duly executed Senior Loan and Security Agreement.

2. Duly executed Senior Security Promissory Note with Schedule 1 Collateral Description attached.

3. Insurance Certificates reflecting coverage required under Section 5(e) of the Senior Loan and Security Agreement.

4.*  Resolutions of Borrower's Board of Directors.

5.   Agreement to Allow Removal of Personal Property.**

6.*  UCC-1 Financing Statements.

7.*  Stock Warrant.

8.   UCC Search.

9. Certificate of Chief Financial Officer stating that (i) except for Permitted Liens there are no liens, charges, security interests or other encumbrances that may affect Lender's right, title and interest in the Collateral and there are no UCC-l financing statements filed or in the process of being filed against any of the Collateral, (ii) Borrower is performing substantially according to Borrower's business plan, (iii) no material adverse change has occurred in the financial condition of Borrower, (iv) no Event of Default has occurred, and (v) the representations and warranties in Section 3 of the Senior Loan and Security Agreement are true and correct as if made on the date of the Loan.

10. Certificate from the Secretary of State of Borrower's state of incorporation, and from the state in which Borrower's chief executive office is located, if different, stating the Borrower is in good standing or is authorized to transact business, as the case may be, dated not more than thirty days prior to the first Loan.*

11.* Borrower's Business Plan.

12.  Borrower's most recent financial statements.

13.  List of proposed Collateral.

14.  Purchase documentation verifying Borrower's ownership of equipment.

15. See Section 1 of the Senior Loan and Security Agreement for additional conditions to closing.

*    First Loan only.
** Required if any Equipment is a fixture, i.e., attached to real property, or located in certain states.

           EXHIBIT B TO SENIOR LOAN AND SECURITY AGREEMENT NO. L0016


 Funding Treasury Note Rate          Initial Loan Rate Factor
 --------------------------          ------------------------
     5.90% - 5.99                             2.000%
     6.00% - 6.09                             2.009%
     6.10% - 6.19                             2.017%
     6.20% - 6.29                             2.026%
     6.30% - 6.39                             2.035%
     6.40% - 6.49                             2.044%
     6.50% - 6.59                             2.052%
     6.60% - 6.69                             2.061%
     6.70% - 6.79                             2.070%
     6.80% - 6.89                             2.078%
     6.90% - 6.99                             2.087%
     7.00% - 7.09                             2.096%
     7.10% - 7.19                             2.104%
     7.20% - 7.29                             2.113%
     7.30% - 7.39                             2.122%
     7.40% - 7.49                             2.130%
     7.50% - 7.59                             2.139%
     7.60% - 7.69                             2.147%
     7.70% - 7.79                             2.156%
     7.80% - 7.89                             2.165%
     7.90% - 7.99                             2.173%
     8.00% - 8.09                             2.182%
     8.10% - 8.19                             2.190%
     8.20% - 8.29                             2.199%
     8.30% - 8.39                             2.208%
     8.40% - 8.49                             2.216%
     8.50% - 8.59                             2.225%
     8.60% - 8.69                             2.233%
     8.70% - 8.79                             2.242%
     8.80% - 8.89                             2.250%
     8.90% - 8.99                             2.259%
     9.00% - 9.09                             2.267%
     9.10% - 9.19                             2.276%
     9.20% - 9.29                             2.284%
     9.30% - 9.39                             2.293%
     9.40% - 9.49                             2.301%
     9.50% - 9.59                             2.310%
     9.60% - 9.69                             2.318%
     9.70% - 9.79                             2.327%
     9.80% - 9.89                             2.335%
     9.90% - 9.99                             2.344%
    10.00% - 10.09%                           2.352%

     For every additional 10 basis point increase in Funding Treasury Note Rate, a .01% increase in Initial Lease Rate Factor.


Lessor's Initials   NN                       Lessee's Initials   PE
                  -------                                      ------

                                                                       EXHIBIT C

                                         NOTE NO. 1
                                         TO SENIOR LOAN AND SECURITY AGREEMENT
                                         NO. L0016
                                         BETWEEN MEGABIOS CORP.
                                         AS BORROWER AND
                                         PHOENIX LEASING INCORPORATED AS LENDER



                         SENIOR SECURED PROMISSORY NOTE
                         ------------------------------
$514,682.23                                                       May ____, 1996
                                                           San Rafael,California

    FOR VALUE RECEIVED, the undersigned, Megabios Corp., a California corporation ("Borrower"), hereby promises to pay to the order of Phoenix Leasing Incorporated, or its assigns (the "LENDER") the principal sum of Five Hundred Fourteen Thousand Six Hundred Eighty-Two and 23/100 Dollars ($514,682.23), together with interest on the decreasing balance of this principal amount until the principal is fully repaid. On the last day of the Forty-eighth (48th) month the entire remaining unpaid principal balance, together with interest accrued and unpaid, shall be due and payable. Principal and interest shall be payable in consecutive monthly installments, each of which shall be equal to the percentage specified below of the principal sum and in the amounts each month specified below.

Month             Payment Amount   Percentage
---------------   --------------   -----------
    1 - 24             $10,293.64         2.00%
   25 - 48             $15,440.47         3.00%

    The first and last month's payment shall be due on the first day of the month immediately following the date of this Note (unless the date of this Note is the first day of the month in which case the first payment is due on that day), and each succeeding payment shall be made on the first day of each succeeding month. An interim payment will be due on the same dates as the first payment for the period from the date Lender funds the principal amount of this Note until the first day of the following month and shall be equal to 1/30 of the monthly loan payment multiplied by the number of days, if any, between (and including) the funding date and the first day of the following month.

    As additional interest compensation, on the first day of the forty-ninth
(49th) month Borrower shall either (a) pay to Lender an amount equal to the then Fair Market Value of all of the Collateral described in Schedule 1 to this Note, provided that the amount of the payment shall be an amount which is not less than ten percent (10%) nor more than twenty percent (20%) of the original principal amount of this Note, or (b) make the first payment of twelve (12) additional consecutive monthly payments each of which shall be in an amount equal to 1.85% of the original principal amount of this Note. Borrower shall pay to Lender an amount equal to the greater of 10% of all amounts owed Lender by Borrower which are not paid within ten (10) days of the date when due or $100, but in no event an amount greater than the highest rate permitted by applicable law.

     THIS NOTE MAY NOT BE PREPAID IN WHOLE OR IN PART.

    Payments of principal and interest hereunder shall be made in lawful money of the United States of America at the offices of Lender at 2401 Kerner Boulevard, San Rafael, California 94901, or such other place as the Lender shall designate to the Borrower in writing.

     This Note is secured by a Senior Loan and Security Agreement, dated as of April 22, 1996 between Borrower and Lender (the "Security Agreement") and is entitled to the benefits of the Security Agreement which contains, among other things, provisions for (i) events of default and the Lender's rights and remedies following an event of default (which include, but are not limited to, acceleration of this Note), (ii) Collateral which secures the repayment of this Note and is more particularly described on Schedule 1 hereto, (iii) liquidated damages which may be payable following an event of default and (iv) other rights and remedies of Lender.

    This Note may be declared due prior to its expressed maturity date only in the events, on the terms and in the manner provided in the Security Agreement.

    This Note shall be construed and enforced in accordance with the laws of the State of California, excluding principles of conflicts of laws.

    The Borrower hereby expressly waives presentment for payment, demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, and all lack of diligence or delays in collection or enforcement of this Note.

                                       BORROWER:

                                       MEGABIOS CORP.

                                       By:
                                          -----------------------

                                      Its:
                                          -----------------------

           EXHIBIT D TO SENIOR LOAN AND SECURITY AGREEMENT NO. L0016

        "LIEN" means any mortgage, pledge, security interest, encumbrance, deed of trust, lien, levy, charge or adverse claim of any kind, whether voluntary or involuntary.

        "Permitted Liens" means the following:

          (a) Any Liens existing as of the date hereof and disclosed to Lender;

          (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings;

          (c) Liens arising from judgments, decrees or attachments to the extent and only so long as such judgment, decree or attachment has not caused or resulted in an Event of Default;

          (d) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution;

          (e) Liens incurred in connection with the extension, renewal, refunding, refinancing, modification, amendment or restatement of the indebtedness secured by Liens of the type described in clause (a) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.


Lessors Initials   NN                          Lessee's Initials   PE
                 --------                                       --------

^??  ^??

Your cooperation is necessary for the prompt and efficient filing of the attached UCC(s).

                        ONLY COMPLETE HIGHLIGHTED ITEMS
                        -------------------------------

PLEASE COMPLETE:
---------------

SECTION A   - Signer's name, title, Social Security Number (if individual) or
---------
              FEDERAL TAX I.D.# (if corporation

SECTION B   - Provide those items highlighted
---------

SECTION C   - If a Fixture Filing/Agreement to Allow Removal is attached provide
---------
              those items listed

SECTION D   - If any corrections, deletions or additions, need to be made
---------
              please, indicate them below on the appropriate line as many states will not accept UCC forms that have handwritten corrections and carbon copies that are illegible.



SECTION A:  Please print signer's name and title Patrick G. Enright, VP Finance
---------                                        ------------------------------
            and Business Development
            ------------------------
            Social Security # if individual____________________________________
            FEDERAL TAX I.D.# (if corporation or partnership)__________________

SECTION B   (PROVIDE HIGHLIGHTED ITEMS)
---------   ---------------------------

            Imprint of Corporate Seal directly on UCC for: a) Debtor
                                                           b) secured Party
                                                           c) Mortgage Holder

            Notarized signatures required directly on UCC
                                          --------

            Unofficial witness signature required directly on the UCC
                                                  --------

SECTION C
---------
            1.)  A LEGAL DESCRIPTION OF THE PROPERTY where the equipment will be
                 -----------------------------------
                 located.
            2.)  THE NAME OF THE RECORD OWNER (LANDLORD) of such property.
                 --------------------------------------

            3.)  A LIST OF THE EQUIPMENT to be placed on the property.
                 -----------------------

            4.)  UNOFFICIAL WITNESS SIGNATURE ON AGREEMENT TO ALLOW REMOVAL.
                 ----------------------------------------------------------

SECTION D
---------
            DEBTOR'S NAME:______________________________________________________

            DEBTOR'S ADDRESS:___________________________________________________

            OTHER:______________________________________________________________

                  ______________________________________________________________

PLEASE SIGN UCC WHERE ARROW INDICATES AND RETURN THIS FORM WITH SIGNED UCC(s)
-----------------------------------------------------------------------------

    UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FOR UCC-1 (REV. 1/90)

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of the filing, pursuant to
Section 9403 of the California Uniform Commercial Code.

------------------------------------------------------------------------------------------------------------------------------------
1   DEBTOR  (LAST NAME FIRST -- IF AN INDIVIDUAL)                                        1A. SOCIAL SECURITY OR FEDERAL TAX NO.
    MEGABIOS CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                                       1C. CITY, STATE                                        1D. ZIP CODE
    863-A MITTEN ROAD                                         BURLINGAME CA                                          94010
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR   (IF ANY)   (LAST NAME FIRST -- IF AN INDIVIDUAL)                  2A. SOCIAL SECURITY OR FEDERAL TAX NO.

------------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                       2C. CITY, STATE                                        2D. ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES   (IF ANY)                                             3A. FEDERAL TAX NUMBER

------------------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                         4A. SOCIAL SECURITY NO. FEDERAL TAX NO.
                                                                                             OR BANK TRANSIT AND A.B.A. NO.
     NAME             PHOENIX LEASING INCORPORATED
     MAILING ADDRESS  2401 Kerner Boulevard
     CITY             San Rafael       STATE   CA               ZIP CODE 94901
------------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY   (IF ANY)                                                  5A. SOCIAL SECURITY NO. FEDERAL TAX NO.
                                                                                             OR BANK TRANSIT AND A.B.A. NO.
     NAME
     MAILING ADDRESS
     CITY                              STATE                    ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------

6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4.)

   Equipment, fixtures and general intangibles more specifically described on Exhibit A attached hereto, serving as collateral for that certain Senior Loan and Security Agreement between Secured Party and Debtor dated _____________, 19___(the "Loan"); said Loan and all rentals and other sums due thereunder; all proceeds including insurance and general intangibles related thereto.

------------------------------------------------------------------------------------------------------------------------------------
                                                     7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
7. CHECK  [X]      7A.   PRODUCTS OR COLLATERAL          INSTRUCTION 5(a) ITEM:
   IF APPLICABLE     [X] ARE ALSO COVERED                  [_] (1)     [_] (2)     [_] (3)     [_] (4)

------------------------------------------------------------------------------------------------------------------------------------
8. CHECK  [X]
   IF APPLICABLE     [_] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC (S) 9105 (1) (n)

------------------------------------------------------------------------------------------------------------------------------------
9.                                                  DATE:                            C   10.  THIS SPACE FOR USE OF FILING OFFICER
                                                                                     O        (DATE, TIME, FILE NUMBER AND FILING
  BY:  /s/ Patrick Enright                                         5-22-96           D        OFFICER)
  SIGNATURE(S) OF DEBTOR (S)                                                         E
--------------------------------------------------------------------------------   -----
  MEGABIOS CORPORATION
                                                                                     1
  TYPE OR PRINT NAME(S) OF DEBTOR(S)
--------------------------------------------------------------------------------     2

  BY:                                                                                3
  SIGNATURE(S) OF SECURED PARTY(IES)
--------------------------------------------------------------------------------     4
  PHOENIX LEASING INCORPORATED
                                                                                     5
  TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
================================================================================     6
11. Return copy to:
                                                                                     7
NAME       CT CORPORATION SYSTEMS
ADDRESS    1201 K Street, Suite 1980                                                 8
CITY       Sacramento CA  95814
STATE                                                                                9
ZIP CODE
                                                                                     0
================================================================================
                                            FORM UCC-1
(1)  FILING OFFICER COPY                    Approved by the SECRETARY of State
================================================================================

    UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FOR UCC-1 (REV. 1/90)

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of the filing, pursuant to
Section 9403 of the California Uniform Commercial Code.

------------------------------------------------------------------------------------------------------------------------------------
1   DEBTOR  (LAST NAME FIRST -- IF AN INDIVIDUAL)                                        1A. SOCIAL SECURITY OR FEDERAL TAX NO.
    MEGABIOS CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                                       1C. CITY, STATE                                        1D. ZIP CODE
    863-A MITTEN ROAD                                         BURLINGAME CA                                          94010
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR   (IF ANY)   (LAST NAME FIRST -- IF AN INDIVIDUAL)                  2A. SOCIAL SECURITY OR FEDERAL TAX NO.

------------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                       2C. CITY, STATE                                        2D. ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES   (IF ANY)                                             3A. FEDERAL TAX NUMBER

------------------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                         4A. SOCIAL SECURITY NO. FEDERAL TAX NO.
                                                                                             OR BANK TRANSIT AND A.B.A. NO.
     NAME             PHOENIX LEASING INCORPORATED
     MAILING ADDRESS  2401 Kerner Boulevard
     CITY             San Rafael       STATE   CA               ZIP CODE 94901
------------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY   (IF ANY)                                                  5A. SOCIAL SECURITY NO. FEDERAL TAX NO.
                                                                                             OR BANK TRANSIT AND A.B.A. NO.
     NAME
     MAILING ADDRESS
     CITY                              STATE                    ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------

6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4.)

   Equipment, fixtures and general intangibles more specifically described on Exhibit A attached hereto, serving as collateral for that certain Senior Loan and Security Agreement between Secured Party and Debtor dated _____________, 19___(the "Loan"); said Loan and all rentals and other sums due thereunder; all proceeds including insurance and general intangibles related thereto.

   The goods on the attached Exhibit A are or are to become fixtures on _____________, 19___ and this financing statement is to be recorded in the real estate records. The name of the record owner is ____________________. The goods that are or are to become fixtures are located on the real property more fully described on the attached Exhibit B.

   FILE WITH _______________ COUNTY OFFICIAL RECORDS (Fixture Filing)

------------------------------------------------------------------------------------------------------------------------------------
                                                     7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
7. CHECK  [X]      7A.   PRODUCTS OR COLLATERAL          INSTRUCTION 5(a) ITEM:
   IF APPLICABLE     [X] ARE ALSO COVERED                  [_] (1)     [_] (2)     [_] (3)     [_] (4)

------------------------------------------------------------------------------------------------------------------------------------
8. CHECK  [X]
   IF APPLICABLE     [_] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC (S) 9105 (1) (n)

------------------------------------------------------------------------------------------------------------------------------------
9.                                                  DATE:                            C   10.  THIS SPACE FOR USE OF FILING OFFICER
                                                                                     O        (DATE, TIME, FILE NUMBER AND FILING
  BY:  /s/ Patrick Enright                                         5-22-96           D        OFFICER)
  SIGNATURE(S) OF DEBTOR (S)                                                         E
--------------------------------------------------------------------------------   -----
  MEGABIOS CORPORATION
                                                                                     1
  TYPE OR PRINT NAME(S) OF DEBTOR(S)
--------------------------------------------------------------------------------     2

  BY:                                                                                3
  SIGNATURE(S) OF SECURED PARTY(IES)
--------------------------------------------------------------------------------     4
  PHOENIX LEASING INCORPORATED
                                                                                     5
  TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
================================================================================     6
11. Return copy to:
                                                                                     7
NAME       CT CORPORATION SYSTEMS
ADDRESS    1201 K Street, Suite 1980                                                 8
CITY       Sacramento CA  95814
STATE                                                                                9
ZIP CODE
                                                                                     0
================================================================================
                                            FORM UCC-1
(1)  FILING OFFICER COPY                    Approved by the SECRETARY of State
================================================================================

                                                                        ORIGINAL

                             OFFICER'S CERTIFICATE
                             ---------------------


The undersigned, Patrick G. Enright, hereby certifies that:
                 ------------------

   (i)   I am the VP Finance and Business Development of Megabios Corp., a
                  -----------------------------------
         California corporation (the "Borrower");

   (ii) as such officer, I am familiar with the terms and conditions of that certain Senior Loan and Security Agreement (the "Security Agreement") dated as of April 22, 1996 between Borrower and Phoenix Leasing Incorporated ("Lender");

   (iii) the equipment, machinery, furniture, fixtures and other items on the attached list are free and clear of any and all liens, charges, security interests or other encumbrances that may affect Lender's right, title or interest in and to the equipment and other items, and no UCC-1 financing statements or other grants of security interests have been or are in the process of being filed against any of such equipment or other items;

   (iv) Borrower is performing according to Borrower's business plan dated February 22, 1996 a true copy of which has been delivered to lender;
         -----------------
         excepting the $3.5 million equity and corresponding R & D and payment from the second corporate partnership expected in June 1996.

                                                              /s/ PE     MBC
                                                              -------
                                                              /s/ NN     Phoenix
                                                              -------

   (v) there has been no material adverse change in the financial condition of Borrower since its financial statements dated March 31, 1996, true
                                                       --------------
         copies of which have been delivered to Lender; and

   (vi) as of the date hereof, no Event of Default (as defined in the Security Agreement) or event which with the giving of notice or passage of time, or both, could become an Event of Default has occurred and is continuing.

   (vii) the representations and warranties in Section 3 of the Security Agreement are true and correct as if made on the date of the loan.

     IN WITNESS WHEREOF, I hereby execute this certificate on this 22nd day of
                                                                   ----
May, 1996.
---

                                       /s/ Patrick Enright
                                       ---------------------------------